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                        SEI INSTITUTIONAL MANAGED TRUST

                           Tax-Managed Small Cap Fund

                       Supplement Dated December 28, 2001
            to the Class A Shares Prospectus Dated January 31, 2001

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE CLASS A SHARES PROSPECTUS, AND SHOULD BE READ IN CONJUNCTION WITH SUCH PROSPECTUS.

The Board of Trustees of SEI Institutional Managed Trust (the "Trust"), including all of the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust, voted to terminate Loomis, Sayles and Company, Inc. ("Loomis") as a Sub-Adviser to the Tax-Managed Small Cap Fund (the "Fund") at the Meeting of the Board of Trustees held on December 10, 2001. The Board determined to terminate Loomis based on an analysis of Loomis' investment process and performance as presented to the Board by SEI Investments Management Corporation, the Fund's Adviser. This termination does not require shareholder approval.

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The prospectus is hereby amended to reflect these changes.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
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                        SEI INSTITUTIONAL MANAGED TRUST
                             SMALL CAP GROWTH FUND
                           TAX-MANAGED LARGE CAP FUND
                           TAX-MANAGED SMALL CAP FUND

                       SUPPLEMENT DATED DECEMBER 28, 2001
   TO THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED JANUARY 31, 2001

    THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SAI AND SHOULD BE READ IN CONJUNCTION WITH SUCH SAI.

    The SAI is hereby supplemented to clarify that the Tax-Managed Large Cap, Tax-Managed Small Cap and Small Cap Growth Funds may invest in American Depository Receipts ("ADRs") and that the Tax-Managed Large Cap and Tax-Managed Small Cap Funds may invest in foreign securities as stated below. Accordingly, the section entitled "Descriptions of Permitted Investments and Risk Factors" of the SAI has been revised as follows.

    The second paragraph on page S-7 is deleted and replaced with the following:

    AMERICAN DEPOSITORY RECEIPTS ("ADRS")--The Balanced, Capital Appreciation, Equity Income, High Yield Bond, Large Cap Growth, Large Cap Value, Tax-Managed Large Cap, Tax-Managed Small Cap, Small Cap Growth and Small Cap Value Funds may invest in ADRs traded on registered exchanges or on Nasdaq. The Large Cap Growth Fund may also invest in ADRs not traded on an established exchange. ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool or securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. While the Funds typically invest in sponsored ADRs, joint arrangements between the issuer and the depositary, some ADRs may be unsponsored. Unlike sponsored ADRs, the holders of unsponsored ADRs bear all expenses and the depositary may not be obligated to distribute shareholder communications or to pass through the voting rights on the deposited securities.

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    In addition, the seventh paragraph on page S-9 is deleted and replaced with the following:

    FOREIGN SECURITIES--The Balanced, Capital Appreciation, Equity Income, High Yield Bond, Small Cap Growth, Small Cap Value, Tax-Managed Small Cap, Tax-Managed Large Cap, Large Cap Growth and Large Cap Value Funds may invest in U.S. dollar denominated obligations or securities of foreign issuers. In addition, the Core Fixed Income and High Yield Bond Funds may invest in Yankee Obligations. Permissible investments may consist of obligations of foreign branches of U.S. banks and foreign banks, including European Certificates of Deposit, European Time Deposits, Canadian Time Deposits, Yankee Certificates of Deposit and investments in Canadian Commercial Paper, foreign securities and Europaper. These instruments may subject the Fund to investment risks that differ in some respects from those related to investments in obligations of U.S. issuers. Investing in the securities of foreign companies and the utilization of forward foreign currency contracts involve special risks and considerations not typically associated with investing in U.S. companies. These risks and considerations include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability that could affect U.S. investment in foreign countries and potential restrictions of the flow of international capital and currencies. Such investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

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    The SAI is hereby amended to reflect these changes.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE